                                   PROSPECTUS

                                  June 29, 2004

                                  SECTOR Series
                     GARTMORE GLOBAL NATURAL RESOURCES FUND


GARTMORE FUNDS                                             WWW.GARTMOREFUNDS.COM

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS
FUND SUMMARY                                                                   3
Objective and Principal Strategies
Principal Risks
Performance
Fees and Expenses

MORE ABOUT THE FUND                                                           11
Principal Investments and Techniques
Other Principal Risks
Temporary Investments

MANAGEMENT                                                                    15
Investment Adviser
Subadviser
Performance Fees

BUYING, SELLING AND EXCHANGING FUND SHARES                                    17
Choosing a Share Class
Buying Shares
Selling Shares
Distribution Plan
Exchanging Shares
Excessive Trading

DISTRIBUTIONS AND TAXES                                                       35
Distributions of Income Dividends
Distributions of Capital Gains
"Buying a Dividend"
Reinvesting Distributions
Backup Withholding
Tax Status for Retirement Plans and
Other Tax-Deferred Accounts
Selling and Exchanging Fund Shares
Other Tax Information

ADDITIONAL INFORMATION                                                BACK COVER

FUND SUMMARY

This prospectus provides information about one fund (the "Fund") offered by Gartmore Mutual Funds (the "Trust"). The following sections summarize key information about the Fund, including information regarding the investment objective, principal strategies, principal risks and fees for the Fund. The Fund's investment objective can be changed without shareholder approval. Use the summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page 11. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund uses investment strategies that may present substantially higher risks and greater volatility than most mutual funds. The Fund may not be appropriate for all investors. The Fund Summary contains a discussion of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has the following share classes:

- Class A
- Class B
- Class C
- Class R
- Institutional Service Class
- Institutional Class

The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets of the Fund. Having different share classes simply lets you choose the cost structure that's right for you.

The fees and expenses for the Fund are set forth in the Fund Summary. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares-Choosing a Share Class" beginning on page 17.

FUND SUMMARY - GARTMORE GLOBAL NATURAL RESOURCES FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth.

Gartmore Mutual Fund Capital Trust (GMF), the Fund's investment adviser, has chosen Gartmore Global Partners (GGP) as the subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, under normal conditions the Fund invests at least 80% of its net assets in securities issued by U.S. and foreign companies in the natural resources sector. A security will generally be considered appropriate if (as determined by GGP) at least 50% of the issuer's assets, revenues or net income is related to, or derived from, activities in natural resources industries.

NATURAL RESOURCES INDUSTRIES

Natural resources include, for example, energy sources, precious metals (e.g., gold, silver and platinum), forest products, real estate, ferrous and nonferrous metals (e.g., iron, aluminum and copper), chemicals and other basic commodities. Thus, companies in natural resources industries may include those that:

- participate in the discovery and development of natural resources from new or conventional sources,

- own or produce natural resources such as oil, natural gas, precious metals, and other commodities,

- engage in the transportation, distribution, or processing of natural resources,

- contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control, and

- provide related services such as mining, drilling, chemicals and related parts and equipment.

The Fund invests more than 25% of its total assets in the securities of issuers in natural resources industries. These industries include: integrated oil; oil and gas exploration and production; gold and other precious metals; steel and iron ore production; energy services and technology; ferrous and nonferrous metals; base metal production; forest products; agricultural products; paper products; chemicals; building materials; coal; alternative energy sources; real estate; and environmental services. Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer, or a small number of issuers.

The Fund may invest in companies within the natural resources sector of any size. The Fund invests in securities of large companies that are well established in the natural resources sector because they can be expected to grow with the market. The Fund may also invest in securities of small to mid size companies to the extent they provide strong prospects for future growth.

The Fund may invest in natural resources companies domiciled in any country and allocates its assets among securities that are expected to provide the best opportunities for meeting the Fund's investment objective. The Fund invests its assets in investments that are tied economically to a number of countries throughout the world, including the United States. If the portfolio managers think that advantageous investment opportunities exist in securities of companies located in emerging markets countries, the Fund will invest in companies located in those countries.

The Fund primarily invests in equity securities which include common stocks, preferred stocks, equity interests in investment funds or trusts, convertible securities, warrants, real estate investment trust securities and depositary receipts. The Fund may also utilize derivative instruments, including commodity-linked derivatives such as commodity options and futures, in an attempt to increase its investment return and manage its exposure to changing commodity prices, securities prices, and other economic variables.

COMMODITY-LINKED DERIVATIVES

Commodity-linked derivative investments allow investors exposure to the investment returns of real assets that trade in the commodities markets without investing directly in physical commodities. Real assets, as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, and agricultural or metal products. The value of a commodity-linked derivative is typically based upon the price movements of physical commodities (such as oil, livestock or metal products), a commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

In making decisions on whether to buy or sell a security, GGP is not limited by the turnover rate of the Fund's portfolio. GGP may participate in frequent portfolio transactions, which will lead to higher transaction costs and may also lead to additional tax consequences for shareholders.

The heart of GGP's investment philosophy lies in the discovery of the unexpected; the ability of a company's earnings to exceed or be sustained beyond market expectations. Share prices usually reflect what the market expects. GGP seeks out companies where it believes the market has underestimated the prospects for earnings potential. Just as importantly, GGP avoids those companies where future earnings are likely to disappoint.

GGP generates proprietary research to form an independent perspective. This independent perspective is the basis of its valuation. GGP compares its valuation to the market to pinpoint those companies whose prospects are better or worse than the market's consensus. The heart of GGP's investment strategy focuses on identifying the potential for unexpected earnings growth by the stringent analysis of strategic factors, industry dynamics, and the assessment of individual company franchises.

GGP maintains a strong selling discipline by:

- Reviewing securities for potential sale if the price reaches a predetermined price level.

- Reviewing historical trends and evaluating the security based on these trends.

-     Focusing on both economic and security specific news on the security.

Pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may temporarily invest a significant portion of its assets in cash or money market cash equivalents. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decreases. The value of your shares will also be impacted in part by GGP's ability to assess economic conditions and investment opportunities.

In addition to stock market risk as described below, the Fund uses investment techniques and strategies that may present substantially higher risks and greater volatility than most other mutual funds. The Fund seeks to increase return by using short sales and other forms of volatile financial derivatives, primarily commodity-linked derivatives. The Fund may not be appropriate for all investors.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or overall stock markets in which they trade go down. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization or within a particular industry. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. Foreign securities may also be less liquid and harder to value than U.S. securities. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since those countries may have unstable governments, more volatile currencies and less established markets.

CONCENTRATION RISK. The Fund invests more than 25% of its total assets in companies in natural resources industries. This ability to invest in a more concentrated range of securities than most other mutual funds increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than broad based market indices and other more diversified, mutual funds due to the market movement of securities of companies in natural resources industries. In addition to these general risks, the Fund may be especially susceptible to factors affecting natural resources industries, such as international political and economic developments, energy conservation, the success of exploration projects, regulatory events, and events occurring in nature that can affect the overall supply of a natural resource and thereby the value of companies engaged in activities related to that natural resource.

MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, because the Fund focuses on growth-style stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

MID CAP AND SMALL CAP RISK. To the extent the Fund invests in mid-sized and smaller, newer companies, these investments may be riskier than investments in larger, more established companies. The stocks of mid-size and smaller companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the increase or decrease in value of the Fund's holdings in a single issuer may have a greater impact on the Fund's net asset value and total return.

PORTFOLIO TURNOVER RISK. GGP may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund and may increase the volatility of the Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares in the Fund.

DERIVATIVES RISK. The Fund may invest in derivatives, primarily commodity-linked derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment in real assets. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security or other market prices, currency rates or interest rates are changing in unexpected ways. An over-the-counter derivatives contract presents default risks if the party which has contracted with the Fund fails to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For more information about the Fund's investments and risks, see "More About the Fund" beginning on page 11.

PERFORMANCE

No performance information is provided because the Fund had not begun operations as of the date of this prospectus.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund, depending on the class you select:

Shareholder Fees(1) (paid         Class        Class        Class        Class       Institutional   Institutional
directly from your                 A            B            C            R          Service Class       Class
investment)                      Shares       Shares       Shares       Shares           Shares         Shares
------------------------------   ------       ------       ------       ------       -------------   -------------
Maximum Sales Charge (Load)
imposed upon purchases (as
a percentage of offering
price                              5.75%(2)     None         None         None            None           None

Maximum Sales Charge (Load)
imposed upon redemptions
(as a percentage of
original purchase price or
sale proceeds, as applicable       None(3)      5.00%(4)     1.00%(5)     None            None           None

Redemption/Exchange Fee (as
percentage of amount
redeemed or exchanged)(6)          2.00%        2.00%        2.00%        2.00%           2.00%          2.00%


                                                                                     Institutional
Annual Fund Operating Expenses    Class        Class        Class        Class       Service Class   Institutional
(deducted from Fund assets)         A           B            C            R              Shares      Class Shares
                                 Shares       Shares       Shares       Shares
------------------------------   ------       ------       ------       ------       -------------   -------------
Management Fees(7)                 0.90%        0.90%        0.90%        0.90%           0.90%          0.90%

Distribution and/or Service
(12b-1) Fees                       0.25%        1.00%        1.00%        0.40%(8)        None           None

Other Expenses(9)                  0.66%        0.60%        0.60%        0.80%           0.75%          0.60%

TOTAL ANNUAL FUND
OPERATING EXPENSES                 1.81%        2.50%        2.50%        2.10%           1.65%          1.50%

Amount of Fee Waiver/Expense
Reimbursement                      0.20%        0.20%        0.20%        0.20%           0.20%          0.20%

TOTAL ANNUAL FUND OPERATING
EXPENSES (AFTER WAIVERS/
REIMBURSEMENTS)(10)                1.61%        2.30%        2.30%        1.90%           1.45%          1.30%


1 If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

2 As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares-Buying Shares-Front-End Sales Charges-Class A shares" on page 22.

3 A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee was paid. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent Deferred Sales Charge (CDSC) on Class A, Class B and Class C shares" beginning on page 26, and "Buying, Selling and Exchanging Fund Shares-Buying Shares-Class A Purchases not Subject to a Sales Charge" beginning on page 22.

4 A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC), on Class A, Class B and Class C shares" beginning on page 26.

5 A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" beginning on page 26.

6 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares purchased through reinvested dividends or capital gains and may not be applied under certain other circumstances. See "Buying, Selling and Exchanging Fund Shares-Excessive Trading" on page 31.

7 This represents a base fee and can increase or decrease depending on the performance of the Fund. See "Performance Fees" on page 16 for additional details.

8 "Distribution and/or Service (12b-1) Fees" are based on estimates for the Class R shares during the current fiscal year. These fees could increase to 0.50% of the Class R shares' average daily net assets.

9 As a new Fund, these are estimates for the current fiscal year ending October 31, 2004. These estimates do not take into account the expense limitation agreement between the Trust, on behalf of the Fund, and GMF.

10 GMF and the Trust have entered into a written agreement limiting operating expenses (excluding certain Fund expenses, including, but not limited to, any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees, short sale dividend expenses and administrative services fees) from exceeding 1.30% for each Class at least through June 30, 2005. If the maximum amount of the Rule 12b-1 fees and administrative services fees were charged, "Total Annual Fund Operating Expenses (After Waivers/Reimbursements)" could increase to 1.80% for Class A, 2.05% for Class R and 1.55% for Institutional Service Class shares of the Fund before GMF would be required to further limit the Fund's expenses.The Trust is authorized to reimburse GMF for management fees previously waived and/or the cost of "Other Expenses" paid by GMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. GMF may request and receive reimbursement of fees waived or limited and other reimbursements made by GMF. Any reimbursement to GMF must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and the expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year     3 years
                                          ------     -------
Class A Shares* ..................      $    729    $  1,093

                                          1 year     3 years
                                          ------     -------
Class B Shares ...................      $    733    $  1,060
Class C Shares ...................      $    333    $    760
Class R Shares ...................      $    193    $    639
Institutional Service Class Shares      $    148    $    501
Institutional Class Shares .......      $    132    $    454

You would pay the following expenses on the same investment if you did not sell your shares**:

                     1 year      3 years
                     ------      -------
Class B Shares      $    233    $    760
Class C Shares      $    233    $    760

* Assumes a CDSC will not apply.

** Expenses paid on the same investment in Class A (unless you are subject to a CDSC for a purchase of $1,000,000 or more), Class R, Institutional Class and Institutional Service Class shares do not change whether or not you sell your shares.

MORE ABOUT THE FUND

PRINCIPAL INVESTMENTS AND TECHNIQUES

The Fund may use the following principal investments and techniques in an effort to increase returns, protect assets or diversify investments.

The Statement of Additional Information ("SAI") contains additional information about the Fund, including the Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

CONVERTIBLE SECURITIES. Convertible securities-also known as convertibles-include bonds, debentures, notes, preferred stocks and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because most convertibles can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," better paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a rating agency, or they are not rated at all.

REITS. Real estate investment trusts (REITS) are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs.

REITS involve certain risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate, possible lack of availability of mortgage funds, and expected vacancies of properties. Mortgage REITs are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated.

PREFERRED STOCK. Preferred stocks are a type of equity security. Holders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. However, because of their dividend feature, preferred stocks may not fluctuate in value as much as the issuer's common stock unless the preferred stock is convertible into such common stock. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

The decision for the Fund to invest in the preferred stock of a company rather than (or in addition to) its common stock is dictated by market conditions. In addition, in some markets, preferred stock may be more liquid than common stock, enabling the Fund to sell the preferred stock more readily at the desired price while also incurring lower transaction costs (such as brokerage commissions).

DERIVATIVES. The Fund may invest in derivatives, particularly commodity-linked derivatives such as commodity options and futures. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment in real assets. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock or real asset. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

DEPOSITARY RECEIPTS. The Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, EDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on an exchange and therefore may be considered illiquid securities.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

OTHER PRINCIPAL RISKS

SMALL AND MID CAP RISK. Generally, investments in smaller or medium-sized companies involve greater risks, including risk of loss of some or all of the investment, than investments in larger and more established companies. In addition, the securities of small or mid cap companies have historically been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of such companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small and mid cap companies to changing economic conditions.

In addition, small or mid cap companies may:

      -     lack depth of management

      -     lack a proven track record

      -     be unable to generate funds necessary for growth or development

      - be developing or marketing new products or services for which markets are not yet established and may never become established

      -     market products or services which may become quickly obsolete

Therefore, while small or mid cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK.

Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that the Fund will lose money.

      - COUNTRY. General securities market movements in any country in which the Fund has investments, are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

      - FOREIGN MARKETS. The Fund is subject to the risk that because there are generally fewer investors in foreign markets and a smaller number of securities traded each day, it may make it difficult for the Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities may be higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

      - GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager(s) to completely and accurately determine a company's financial condition.

      - CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns as well as the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

DERIVATIVES RISK. Derivatives are volatile and involve significant risks, which may include:

      - LEVERAGE RISK. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - CREDIT RISK. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

      - LIQUIDITY RISK. The risk that certain investments may be difficult or impossible to sell or close out of at the time that the Fund would like or at the price that the Fund believes the investment is currently worth.

      - CORRELATION RISK. The risk that the price of the derivative and movements in the prices of the investments being hedged do not move as expected.

COMMODITY-LINKED DERIVATIVES RISKS. In addition to the liquidity, credit, leverage and correlation risks typically associated with derivatives, commodity-linked derivatives may also be subject to additional special risks that do not affect traditional equity and debt securities:

      - RISK OF LOSS OF PRINCIPAL. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund's portfolio may be considerably high.

      - GREATER VOLATILITY RISK. The value of commodity-linked derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile.

TEMPORARY INVESTMENTS

Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, or if GGP believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, the Fund will not be pursuing its investment objective and may miss potential market upswings.

MANAGEMENT

INVESTMENT ADVISER

Gartmore Mutual Fund Capital Trust (GMF), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Fund. GMF is also authorized to select and place portfolio investments on behalf of the Fund; however, GMF does not intend to do so at this time.

GMF was organized in 1999 and since September 1, 1999, has provided investment advisory services to both the Trust and Gartmore Variable Insurance Trust. As of March 31, 2004, GMF and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMF.

The Fund pays GMF a management fee, which is based on the Fund's average daily net assets. The annual management fee payable by the Fund, expressed as a percentage of the Fund's average daily net assets and not taking into account any applicable waivers, is listed below. The base management fee may be adjusted based upon its performance relative to its benchmark, the Goldman Sachs Natural Resources Index.(1) This performance fee is discussed further below.

                       0.90% on assets up to $500 million
                       0.85% on assets of $500 million and more but
                         less than $2 billion
                       0.80% on assets of $2 billion and more

SUBADVISER

Subject to the supervision of GMF and the Board of Trustees, Gartmore Global Partners ("GGP"), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania, 19428, the Fund's subadviser, manages the Fund's assets in accordance with the Fund's investment objectives and strategies. GGP makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for the securities.

GGP offers international investment capabilities on behalf of the Gartmore Group to the U.S. institutional market place. Gartmore Group, the asset management arm of Nationwide Mutual Insurance Company's asset management business, represents a unified global marketing and investment platform featuring 10 affiliated investment advisers including GGP. Collectively, these affiliates (located in the U.S., U.K. and Japan) have over $77.6 billion in net assets under management as of March 31, 2004, of which $1.5 billion is managed by GGP.

Out of its management fee, GMF pays GGP a subadvisory fee based on the Fund's average daily net assets. The annual subadvisory fee payable by GMF to GGP, expressed as a percentage of the Fund's average daily net assets is listed below. The subadvisory fee is a base fee that may be adjusted based upon its performance relative to its benchmark, the Goldman Sachs Natural Resources Index. This performance fee is discussed further below.

--------
1 The Goldman Sachs Natural Resources Index is an unmanaged index designed to represent the performance of companies in natural resources industries.

                       0.45% on assets up to $500 million
                       0.425% on assets of $500 million and more but
                         less than $2 billion
                       0.40% on assets of $2 billion and more

PERFORMANCE FEES

The Fund pays GMF a base management fee, and GMF pays GGP a base subadvisory fee, each of which may be adjusted at various increments upward or downward depending on the Fund's performance relative to its benchmark, the Goldman Sachs Natural Resources Index.

After a full year of operations, the base advisory and subadvisory fees as set forth above, will be adjusted each quarter, beginning at the end of the first quarter following the first full year of the Fund's operations, depending upon the Fund's investment performance for the 12 month period preceding the end of that quarter relative to the investment performance of the Fund's benchmark. The base fees are either increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark (using the performance of the Fund's Class A shares to measure), by more or less than a maximum of 500 basis points over the preceding rolling 12 month period as follows:

+/- 100 bps under/outperformance                     2 bps
+/- 200 bps under/outperformance                     4 bps
+/- 300 bps under/outperformance                     6 bps
+/- 400 bps under/outperformance                     8 bps
+/- 500 bps or more under/outperformance             10 bps

The fee adjustments described above will be phased in over the first full quarter following the first full year of the Fund's operations so that the first performance fee payment or penalty, if any, will be made at the end of the fifteenth month after the Fund's commencement of operations. Thereafter, performance adjustments will be made quarterly.

The SAI contains more detailed information about any possible performance based adjustments. The following shows the maximum and minimum advisory and subadvisory fees:

                                      Minimum Fee                 Base Fee                Maximum Fee
Net Assets                        Advisory/Subadvisory      Advisory/Subadvisory      Advisory/Subadvisory
----------                        --------------------      --------------------      --------------------
up to $500 million                   0.80% / 0.35%             0.90% / 0.45%             1.00% / 0.55%
$500 million - $2 billion            0.75% / 0.325%            0.85% / 0.425%            0.95% / 0.525%
$2 billion +                         0.70% / 0.30%             0.80% / 0.40%             0.90% / 0.50%

PORTFOLIO MANAGER

A team of portfolio managers from GGP is responsible for the day-to-day management of the Fund.

BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summary, the Fund offers different share classes to give investors different price and cost options. Class A, Class B and Class C shares of the Fund are available to all investors; Class R, Institutional Service Class and Institutional Class shares are available to a limited group of investors.

The following sales charges will generally apply:

Front-end Sales Charge when you purchase:

      -     Class A shares

CONTINGENT DEFERRED SALES CHARGE (CDSC):(1)

      -     Class B shares if you sell your shares within six years of purchase

      -     Class C shares if you sell your shares within one year of purchase

No Sales Charges on Class R, Institutional Service Class or Institutional Class shares.

Sales charges are paid to the Fund's distributor, Gartmore Distribution Services, Inc. (the "Distributor"), which either retains them or pays them to a selling representative.

Class A, Class B, Class C and Class R shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers (or intermediaries) for distribution and shareholder services.

Qualifying broker-dealers who sell Fund shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service fees (12b-1 fees) under the Trust's Distribution Plan and its other resources.

Class A, Class R and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide record keeping and/or other administrative support services to the beneficial owners of the Class A and Institutional Service Class shares. With respect to Class R shares, these administrative service fees are paid to intermediaries which provide record keeping and/or other administrative services to the retirement plans and their participants.

If you want lower annual fund expenses, Class A shares (and Institutional Service Class or Institutional Class shares if you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of front end sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Fund reserves the right to reject an order of $100,000 or more for Class B shares or $1,000,000 or more for Class C shares.

WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:

Class A Shares                        Class B Shares                      Class C Shares
------------------------------------  ----------------------------------  ----------------------------------
Front-end sales charge means that a   No front-end sales charge, so       No front-end sales charge, so
portion of your initial investment    your full investment immediately    your full investment immediately
goes toward the sales charge, and     goes toward buying shares           goes toward buying shares
is not invested

Reductions and waivers of the sales   No reductions of the CDSC           Like Class B shares, no
charge are available                  available, but waivers are          reductions of the CDSC are
                                      available                           available, but waivers are
                                                                          available

Lower expenses than Class B and       Higher distribution and service     Higher distribution and service
Class C shares mean higher            fees than Class A shares mean       fees than Class A shares mean
dividends per share                   higher fund expenses and lower      higher fund expenses and lower
                                      dividends per share                 dividends per share

Conversion features are not           After seven years, Class B shares   Unlike Class B shares, Class C
applicable                            convert into Class A shares,        shares do not automatically
                                      which reduces your future fund      convert into another class
                                      expenses

No sales charge when shares are       CDSC if shares are sold within      CDSC of 1% is applicable if
sold back to a Fund(1)                six years: 5% in the first year,    shares are sold in the first year
                                      4% in the second, 3% in the third   after purchase
                                      and fourth years, 2% in the
                                      fifth, and 1% in the sixth year

No maximum investment limit           Investments of $100,000 or more     Investments of $1,000,000 or more
                                      may be rejected                     may be rejected(2)


1 A CDSC of up to 1.00% may be charged on certain redemptions of Class A shares purchased without a sales charge and for which a finder's fee has been paid if the redemption is made within 18 months of the purchase.

2 This limit was calculated based on a one year holding period.

For investors who are eligible to purchase Institutional Class and Institutional Service Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

HOW TO CHOOSE A CLASS FOR AN INSTITUTIONAL ACCOUNT

The Fund offers Institutional Service Class, Institutional Class and Class R shares. Descriptions of the entities and individuals that may purchase shares of each of these classes are included below.

WHO CAN BUY CLASS R SHARES

Class R shares are available for purchase by:

      - 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Distributor to utilize Class R shares in certain investment products or programs.

      Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the plan service provider) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other plan service provider.

      Class R shares are not available to retail retirement accounts or institutional non-retirement accounts, traditional and Roth IRAs, Coverdale Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or one-person Keogh plans, individual 403(b) plans, or through 529 Plan accounts.

WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

The Institutional Service Class shares are available for purchase only by the following:

      - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

      - retirement plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services

      - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee

      - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides

      - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under
            Section 457 of the Internal Revenue Code (the "Code") or qualified plans adopted pursuant to Section 401(a) of the Code.

WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

      - funds of funds offered by the Distributor or other affiliates of the Trust

      - retirement plans if no third party administrator for the plan receives compensation from the Fund

      - institutional advisory accounts of GMF or its affiliates and those having client relationships with an affiliate of GMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related retirement plans and rollover individual retirement accounts from such institutional advisory accounts

      - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee

      - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser derives compensation for its services exclusively from its clients for such advisory services

      - high net-worth individuals who invest directly with the Fund and who do not utilize a broker, investment adviser or other financial intermediary

If an institution or retirement plan has hired an intermediary, the intermediary can help determine which class is appropriate for that retirement plan or other institutional account if the account is eligible to invest in more than one class of shares. For example, if a retirement plan qualifies to purchase Class A, Institutional Class or Institutional Service Class of the Fund, one of these other classes may be more appropriate than Class R shares. Specifically if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at net asset value or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer. An intermediary may receive different compensation depending upon which class is chosen.

BUYING SHARES

MINIMUM INVESTMENTS-CLASS A, B & C SHARES

To open an account .........................................      $    2,000
To open an IRA account .....................................      $    1,000
Additional investment ......................................      $      100
To start an Automatic Asset Accumulation Plan ..............      $    1,000
Additional Automatic Asset Accumulation Plan per transaction      $       50

MINIMUM INVESTMENTS-INSTITUTIONAL SERVICE CLASS SHARES

To open an account .........................................      $   50,000
Additional investment ......................................            None

MINIMUM INVESTMENTS-INSTITUTIONAL CLASS SHARES

To open an account .........................................      $1,000,000
Additional investment ......................................            None

If you purchase shares through an account at another intermediary, different minimum account requirements may apply. These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. The Distributor reserves the right to waive the minimum investment amount under certain circumstances. Call 1-800-848-0920 for more information.

PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Fund. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets owned by the Fund, allocated to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the

New York Stock Exchange (usually 4 p.m Eastern Time) on each day the Exchange is open for trading.

The Fund does not calculate NAV on the following days:

- New Year's Day
- Martin Luther King, Jr. Day
- Presidents' Day
- Good Friday
- Memorial Day
- Independence Day
- Labor Day
- Thanksgiving Day
- Christmas Day
- Other days when the New York Stock Exchange is not open.

To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust ("GSACT"), as the Fund's administrator, or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a "significant" event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

The Fund, to the extent that it holds foreign equity securities, values securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time the Fund's NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund's NAV is calculated, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Fund's foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Fund. When the Fund uses fair value pricing, the values assigned to the Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

IN-KIND PURCHASES. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.

FRONT-END SALES CHARGE

CLASS A SHARES

The charts below show the applicable Class A front-end shares sales charges, which decrease as the amount of your investment increases.


                                                                        Dealer
                                    Sales Charge as % of              Commission
CLASS A SHARES             ------------------------------------         as % of
------------------                              Amount Invested        Offering
Amount of purchase         Offering Price       (approximately)          Price
------------------         --------------       ---------------       ----------
Less than $50,000                 5.75%                   6.10%          5.00%
$50,000 to $99,999                4.75                     4.99          4.00
$100,000 to $249,999              3.50                     3.63          3.00
$250,000 to $499,999              2.50                     2.56          2.00
$500,000 to $999,999              2.00                     2.04          1.75
$1 million or more                None                     None          None*

* Dealer may be eligible for a finder's fee as described below.

YOU MAY QUALIFY FOR A REDUCED CLASS A SALES CHARGE IF YOU OWN OR ARE PURCHASING SHARES OF THE FUND. YOU MAY ALSO QUALIFY FOR A WAIVER OF THE CLASS A SALES CHARGES. TO RECEIVE THE REDUCED OR WAIVED SALES CHARGE, YOU MUST INFORM CUSTOMER SERVICE OR YOUR BROKER OR OTHER INTERMEDIARY AT THE TIME OF YOUR PURCHASE THAT YOU QUALIFY FOR SUCH A REDUCTION OR WAIVER. IF YOU DO NOT INFORM CUSTOMER SERVICE OR YOUR INTERMEDIARY THAT YOU ARE ELIGIBLE FOR A REDUCED OR WAIVED SALES CHARGE, YOU MAY NOT RECEIVE THE DISCOUNT OR WAIVER THAT YOU ARE ENTITLED TO. YOU MAY HAVE TO PRODUCE EVIDENCE THAT YOU QUALIFY FOR A REDUCED SALES CHARGE OR WAIVER BEFORE YOU WILL RECEIVE IT.

See "Reduction of Class A sales charges" and "Waiver of Class A sales charges" below and "Reduction of Class A and Class D sales charges" and "Net Asset Value Purchase Privilege (Class A and Class D shares only)" in the SAI for more information.

CLASS A PURCHASES NOT SUBJECT TO A SALES CHARGE

There are no front-end sales charges for purchases of Class A shares of the Fund of $1 million or more. You can purchase $1 million or more in Class A shares of one or more funds (the "Gartmore Funds") offered by the Trust and Gartmore Mutual Funds II, Inc. (including the Fund and Gartmore Focus Fund) at one time, or you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described below. However, unless you are otherwise eligible to purchase Class A shares without a sales charge, you will pay a CDSC of up to 1.00% if you redeem any Class A share sold without a sales charge and for which a finder's fee was paid within 18 months of the date of purchase. (See "Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" below.) With respect to such purchases, the Distributor may pay dealers a finder's fee of up to 1.00% on investments made in Class A shares of the Fund with no initial sales charge. The CDSC covers the finder's fee paid by the Distributor to the selling dealer.

If you are eligible to purchase Institutional Service Class or Institutional Class shares, purchasing that class of shares will be preferable to purchasing Class A shares.

REDUCTION OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

      - An increase in the amount of your investment. The sales charges tables show how the sales charge decreases as the amount of your investment increases.

      - Rights of Accumulation. You and members of your family who live at the same address can combine the current value of your Class A investments in the Gartmore Funds (except shares of the Gartmore Money Market Fund), possibly reducing the sales charge. To the extent you are eligible to purchase Class D shares of another Gartmore Fund, these purchases may also be combined.

      - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance companies to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

      - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

      - Letter of Intent Discount. If you state in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (excluding the Gartmore Money Market Fund), your sales charge will be based on the total amount you intend to invest as disclosed in the sales charges tables. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. However, if you do not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit you received will be liquidated to pay the additional sales charge owed. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGE

The Class A sales charges will be waived for the following purchasers:

      - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons.

      - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor.

      - Any person who pays for the shares with the proceeds of one of the following sales:

            -     Sales of non-Gartmore Fund shares

            - Sales of Class D shares of a Gartmore Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead

                  To qualify, (1) you must have paid an initial sales charge or CDSC on the shares sold, (2) you must purchase the new shares within 60 days of the redemption, and (3) you must request the waiver when you purchase the new shares (the Fund may require evidence that you qualify for this waiver).

      -     Retirement plans.

      - Trustees and retired Trustees of the Trust, Gartmore Variable Insurance Trust and Gartmore Mutual Funds II, Inc. (including their predecessors).

      - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies.

      -     Any investment advisory clients of GMF, GSACT and their affiliates

      - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Delaware Farm Bureau, Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, West Virginia Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.).

Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower Rule 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same.

HOW TO PLACE YOUR PURCHASE ORDER

YOUR ORDER MUST BE RECEIVED BY THE FUND'S AGENT IN COLUMBUS, OHIO OR AN AUTHORIZED INTERMEDIARY PRIOR TO THE CALCULATION OF THE FUND'S NAV TO RECEIVE THAT DAY'S NAV.

If you wish to purchase Class A, Class B or Class C shares, you may purchase them using one of the methods described below. When buying shares, be sure to specify the class of shares you wish to purchase. Retirement plan participants should contact their retirement plan administrator regarding buying Fund shares. Retirement plans or their administrators wishing to purchase shares of the Fund should contact Customer Service at 1-800-848-0920 for more information.

Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check made payable to:
Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Fund will not accept third-party checks, travelers checks or money orders.

BY BANK WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 and the wire must be received by the custodian bank prior to the calculation of the Fund's NAV (generally as of 4 p.m. Eastern Time) or your order will be placed on the next business day. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE. Call 1-800-848-0920, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use the voice response system to make purchases. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday.

ON-LINE. Log on to our website www.gartmorefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download the Fund's prospectus or receive information on all of the Gartmore Funds, as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized intermediary as described in this prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such an intermediary, your order will be priced at the NAV next determined after your intermediary or its agent accepts the order. Contact your intermediary to determine whether it has an established relationship with the Distributor.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its agent's offices in Columbus, Ohio or an authorized intermediary of the Fund receives your order. The value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Fund may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a medallion signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased may be delayed up to 10 business days from the date of the purchase to allow time for the check to clear.

The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

Under extraordinary circumstances, the Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you in a redemption-in-kind.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Fund's investment adviser and shareholders of the Fund owning 5% or more of the outstanding shares of the Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

For more information about the Fund's ability to make such a redemption-in-kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the Securities and Exchange Commission).

MEDALLION SIGNATURE GUARANTEE-CLASS A, CLASS B AND CLASS C SHARES

A medallion signature guarantee is required under the following circumstances:

      - if your account address has changed within the last 10 business days, or

      - if the redemption check is made payable to anyone other than the registered shareholder, or

      - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

      - if the proceeds are mailed to any address other than the address of record, or

      - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

The CDSC for a particular class of shares (as described below) is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares the Distributor will first sell any shares in your account not subject to a CDSC.

CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                                                 7 years or
Sale within          1 year     2 year        3 year       4 year         5 year     6 year         more
-----------          ------     ------        ------       ------         ------     ------      ----------
Sales charge          5%          4%           3%            3%             2%         1%            0%

CLASS A SHARES

Although you normally pay no CDSC when you redeem Class A shares, you may pay a CDSC at the following rates if you purchase $1,000,000 or more of Class A shares of the Fund (and therefore pay no initial sales charge) and then redeem all or part of the shares within 18 months after your initial purchase of those shares:

Amount of                             $1 million               $4 million                 $25 million
Purchase                            to $3,999,999            to $24,999,999                 or more
---------                           -------------            --------------               -----------
Amount of CDSC                          1.00%                     0.50%                      0.25%

The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. The amount of the CDSC will be determined based on the particular combination of Gartmore Funds purchased. The CDSC for the Fund is described above, but the applicable CDSC for other Gartmore Funds are described in those funds' prospectus. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Gartmore Fund. The Class A CDSC will not exceed the aggregate amount of the finder's fee the Distributor paid to the selling dealer on all purchases of Class A shares of all Gartmore Funds you made that were subject to the Class A CDSC.

CLASS C SHARES

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

WAIVERS OF CDSCS

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Fund will deposit into your account an amount equal to any CDSC on Class B or Class C shares you paid. We will also waive the CDSC on Class B or Class C shares sold following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from traditional IRA accounts after age 70-1/2 years and for other required distributions from retirement accounts. For more information, see the SAI.

The CDSC applicable to Class C shares will be waived for sales to retirement plans offered by Nationwide Trust Company.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B or Class C shares in any of the ways described below. A medallion signature guarantee may be required under certain circumstances. Please refer to the section entitled "Medallion Signature Guarantee-Class A, Class B and Class C shares." Retirement plan participants should contact their retirement plan administrators regarding selling Fund shares. Retirement plans or their administrators wishing to sell shares of the Fund should contact Customer Service at 1-800-848-0920 for more information. Eligible entities wishing to sell Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for information regarding such sales.

CAPITAL GAINS TAXES

If you sell Fund shares, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -Selling and Exchanging Fund Shares" on page 35.

BY TELEPHONE. Calling 1-800-848-0920 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. Customer Service Representatives are also available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. You can call 1-800-848-0920 after 7 p.m. Eastern Time to learn the day's closing share price.

Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Fund may record telephone instructions to sell shares. The Fund reserves the right to revoke this telephone privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. A Fund can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the Fund (a voided check must be attached to your application). Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the Fund written notice of its termination.)

BY MAIL OR FAX. Write a letter to Gartmore Funds, P.O. Box 182205, Columbus, Ohio 43218-2205 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must complete an IRA Distribution Form. This form can be obtained by calling 1-800-848-0920 or on the website, www.gartmorefunds.com. Your sale of shares will be processed on the business day the Fund receives your signed letter or fax if it is received prior to the calculation of the Fund's NAV (generally 4:00 p.m., Eastern time). If your fax is received after the calculation of the Fund's NAV, it will be processed the next business day. The Fund reserves the right to require the original document if you fax your letter.

ON-LINE. Log on to our website www.gartmorefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of the Gartmore Funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to redeem Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized intermediary as described in this Prospectus.

THROUGH AN AUTHORIZED INTERMEDIARY. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such an intermediary, your redemption order will be priced at the NAV next determined after your order has been accepted by your intermediary or its agent. Your broker or financial intermediary may charge a fee for this service.

ACCOUNTS WITH LOW BALANCES - CLASS A, CLASS B AND CLASS C SHARES

If the value of your Class A, Class B or Class C shares of the Fund falls below $2000 ($1000 for IRA accounts), we will generally charge a $5 quarterly fee, which is deposited into the Fund to offset the expenses of small accounts; however, under some circumstances, we will waive the quarterly fee. We will sell shares from your account quarterly to cover the fee.

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $2,000 ($1,000 for IRA accounts). Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B and Class C shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Class R shares of the Fund to compensate the Distributor for expenses associated with distributing and selling such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B, Class C and Class R shares of the Fund pay the Distributor compensation which is accrued daily and paid monthly. The Fund pays amounts not exceeding an annual amount of:

Class               As a % of daily net assets

Class A shares      0.25% (distribution or service fee)
Class B shares      1.00% (0.25% service fee)
Class C shares      1.00% (0.25% service fee)
Class R shares      0.50% (0.25% of which may be either a distribution
                    or service fee)

Institutional Class and Institutional Service Class shares pay no Rule 12b-1 fees.

Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Gartmore Funds (except any other Gartmore Fund not currently accepting purchase orders) so long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of the Fund for Class A shares of any other fund within the Gartmore Funds, but you cannot exchange Class A shares for Class B or Class C shares of another fund within the Gartmore Funds.

Generally, there is no sales charge for exchanges of Class B, Class C, Class R, Institutional Class or Institutional Service Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange your Class A shares of the Fund that are subject to a CDSC into another fund within Gartmore Funds and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original Gartmore Fund (see the prospectus for the original Gartmore Fund purchased for more information).

If you exchange Prime Shares of the Gartmore Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Gartmore Money Market Fund. Exchanges into the Prime Shares of the Gartmore Money Market Fund are only permitted from Class A, Class B, Class C and Institutional Service Class shares of the Fund. If you exchange Class B or Class C shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Gartmore Money Market Fund, the time you hold the shares in the Gartmore Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Gartmore Money Market Fund, you will pay the CDSC that would have been charged if the initial Class B or Class C (or certain Class A) shares had been sold at the time they were originally exchanged into the Gartmore Money Market Fund. If you exchange your Prime Shares of the Gartmore Money Market Fund back into Class B or Class C (or certain Class A) shares, the time you held Class B or Class C (or Class A) shares prior to the exchange to the Gartmore Money Market Fund will be counted for purposes of calculating the CDSC.

Because Class R shares of the Fund are held within retirement plans, exchange privileges with other Class R shares of the Gartmore Funds may not be available unless the Class R shares of the other Gartmore Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

CAPITAL GAINS TAXES

If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distribution and Taxes-Selling and Exchanging Fund Shares" on page 35.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares-How to place your purchase order" on page 24 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax as long as the Fund receives the request prior to the calculation of the Fund's NAV (generally 4 p.m. Eastern Time). If the Fund receives the request after that time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling our automated voice-response system at 1-800-848-0920, or by logging on to our website at www.gartmorefunds.com. You will have automatic telephone privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE TRADING

Short-term or excessive trading in Gartmore Fund shares, often described as "market timing," is discouraged. The Gartmore Funds seek to detect and deter such excessive trading. Excessive trading (either executed as frequent exchanges into other Gartmore Funds or as a sale and repurchase of the same or different Gartmore Funds within a short period of time) may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively affect Fund performance. The Fund may be more or less affected by excessive trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number, and frequency of trades in Fund shares. The Fund has broad authority to take discretionary action against market timers and against particular trades.

In general:

      - Exchanges may be limited to 12 exchanges out of the Fund within a rolling one-year period or an exchange equaling 1% or more of the Fund's NAV may be rejected, and

      - Redemption or exchange fees are imposed on certain Gartmore Funds. For these Gartmore Funds, the Gartmore Fund will assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Gartmore Fund.

EACH GARTMORE FUND MAY ALSO RESTRICT PURCHASES OR EXCHANGES THAT THE GARTMORE FUNDS OR ITS AGENTS BELIEVE, IN THEIR SOLE DISCRETION, CONSTITUTE EXCESSIVE TRADING.

TRANSACTIONS WHICH VIOLATE FUND EXCESSIVE TRADING POLICIES OR EXCHANGE LIMIT GUIDELINES MAY BE REJECTED BY THE FUND AT ANY TIME IN ITS SOLE DISCRETION.

Notwithstanding these efforts, the Fund may not be able to identify or detect or deter excessive trading transactions that may be conducted through financial intermediaries or made difficult to detect by the use of omnibus accounts by financial intermediaries which transmit aggregate purchase, exchange and redemption orders to the Fund on behalf of their customers who are the actual beneficial owners. In short, Gartmore Funds may not be able to prevent harm arising from some market timing.

REDEMPTION FEES

The Fund will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class) after holding them for less than 90 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions and other costs associated with short-term trading of Fund shares. For the purpose of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

EXCHANGE FEES

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

                                                                 Minimum Holding
Fund                                            Exchange Fee       Period (days)
----                                            ------------       -------------
Gartmore Emerging Markets Fund                     2.00%                90
Gartmore Focus Fund                                2.00%                30
Gartmore Global Financial Services Fund            2.00%                90
Gartmore Global Health Sciences Fund               2.00%                90
Gartmore Global Technology and
Communications Fund                                2.00%                90
Gartmore Global Utilities Fund                     2.00%                90
Gartmore International Growth Fund                 2.00%                90
Gartmore U.S. Growth Leaders Long-Short Fund       2.00%                90
Gartmore Nationwide Leaders Fund                   2.00%                30
Gartmore Growth Fund                               2.00%                30
Gartmore Nationwide Fund                           2.00%                30
Gartmore U.S. Growth Leaders Fund                  2.00%                30
Gartmore Worldwide Leaders Fund                    2.00%                90
Gartmore Small Cap Growth                          2.00%                90
Gartmore Micro Cap Equity Fund                     2.00%                90
Gartmore Mid Cap Growth Fund                       2.00%                90
Gartmore Millennium Growth Fund                    2.00%                90
Gartmore Large Cap Value Fund                      2.00%                30
Gartmore Small Cap Fund                            2.00%                90
Gartmore Value Opportunities Fund                  2.00%                90
Gartmore China Opportunities Fund                  2.00%                90
Gartmore Global Natural Resources Fund             2.00%                90
Gartmore High Yield Bond Fund                      2.00%                5
Gartmore Bond Fund                                 2.00%                5
Gartmore Tax-Free Fund                             2.00%                5
Gartmore Government Bond Fund                      2.00%                5
Gartmore S&P 500 Index Fund                        2.00%                5
Gartmore Mid Cap Market Index Fund                 2.00%                5
Gartmore Small Cap Index Fund                      2.00%                5
Gartmore Bond Index Fund                           2.00%                5

The exchange fee is paid directly to the applicable fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with an exchange fee, a new period begins at the time of the exchange.

EXCEPTIONS TO THE REDEMPTION/EXCHANGE FEE. Only certain intermediaries have agreed to collect the Fund's redemption or exchange fee from their customer's accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

      -     Certain broker wrap fee and other fee-based programs;

      - Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers' accounts; and

      - Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers' accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

      -     Shares sold or exchanged under regularly scheduled withdrawal plans
            - Shares purchased through reinvested dividends or capital gains

      - Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder's determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply.

      - Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 years and other required distributions from retirement accounts

      - Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

      - Shares sold or exchanged by any "Fund of Funds" that is affiliated with the Fund

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

GARTMORE FUNDS                                                    1-800-848-0920

Our customized voice-response system is available 24 hours a day, seven days a week. Customer Service Representatives are available to answer questions between 8 a.m. and 9 p.m. Eastern Time. (Monday through Friday).

For additional information on shareholder services, call Customer Service or contact your sales representative.


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


DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal income taxes you may have to pay on this income and gains. The amount of any distributions will vary, and there is no guarantee a Fund will pay either income dividends or a capital gain distribution. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Each quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable at either ordinary income or capital gains tax rates, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount and type of income dividends paid to you will be reported on Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For individuals, a portion of the income dividends paid to you may be qualified dividends eligible for taxation at long-term capital gain rates, provided that certain holding period requirements are met.

For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction. Qualifying dividends generally are limited to dividends of domestic corporations.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gains, if any, realized by the Fund (meaning the excess of gains from sales of portfolio securities over any losses from such sales) will generally be distributed to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. Short-term capital gains are taxable to you as ordinary income. Long-term capital gains are taxable as long-term capital gain no matter how long you have owned your Fund shares. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). The tax status of capital gains distributed to you during the year will be reported on a Form 1099. For more information regarding capital gains tax rates, please speak with your tax adviser.

"BUYING A DIVIDEND"

If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the Fund. If you are a taxable investor, you will be subject to tax on reinvested distributions. You may request in writing a payment in cash if distributions are in excess of $5.

CHANGING YOUR DISTRIBUTION OPTION If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

BACKUP WITHHOLDING

You may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of such distributions and proceeds. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

TAX STATUS FOR RETIREMENT PLANS AND OTHER TAX-DEFERRED ACCOUNTS

When you use the Fund as an investment option under a qualified employee benefit plan or retirement plan or through some other tax-deferred account, dividend and capital gain distributions from the Fund generally are not currently subject to federal income taxes. In general, these entities are governed by complex tax rules. You should ask your own tax advisor or plan administrator for more information about your own tax situation, including possible state or local taxes.

SELLING AND EXCHANGING FUND SHARES

When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different Gartmore Fund is the same as a sale. For individuals, any long-term capital gains you realize from sale of Fund shares will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed as ordinary income. You or your tax adviser should keep track of your purchases, tax basis, sales and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you may have.

OTHER TAX INFORMATION

Distributions declared in December but paid in January are taxable as if they were paid in December. Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

INFORMATION FROM GARTMORE FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents - which may be obtained free of charge - contain additional information about the Fund:

      - Statement of Additional Information (incorporated by reference into this Prospectus)

      -     Annual Report (when available)

      -     Semi-Annual Report (when available)

To obtain a document free of charge, contact us at the address or number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 1-800-848-0920, or write to us at the address listed on the back cover, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

FOR ADDITIONAL INFORMATION CONTACT:

BY REGULAR MAIL:                                        BY OVERNIGHT MAIL:
Gartmore Funds                                          Gartmore Funds
P.O.  Box 182205                                        3435 Stelzer Road
Columbus, Ohio 43218-2205                               Columbus, Ohio 43219
(614) 428-3278 (fax)

FOR 24-HOUR ACCESS:

1-800-848-0920 (toll free) Customer Service Representatives are available 8 a.m.
- 9 p.m. Eastern Time, Monday through Friday. Also, visit the Gartmore Funds' website at www.gartmorefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, D.C.  20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov

BY ELECTRONIC REQUEST:                                   GARTMORE FUNDS
publicinfo@sec.gov                                       P.O.  Box 182205
                                                         Columbus, Ohio 43218-2205

THE TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-08495


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